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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 28, 2000

                            IMS Health Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      001-14049                      06-1506026
--------------             ------------------------       -------------------
  (State of                (Commission File Number)          (IRS Employer
incorporation)                                             Identification No.)


200 Nyala Farms
Westport, CT                                                     06880
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

                                 (203) 222-4200
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Items 1-4. Not Applicable.

Item 5.    OTHER EVENTS.

           IMS Health Incorporated, a Delaware corporation ("IMS") entered into an Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "Merger Agreement"), between The TriZetto Group, Inc. a Delaware corporation ("TriZetto"), and IMS, pursuant to which IMS will merge with and into TriZetto (the "Merger"). As more specifically set forth in the Merger Agreement, each issued and outstanding share of IMS's common stock, par value $.01 per share ("IMS Common Stock"), other than shares owned by IMS or TriZetto, will be converted into .4655 shares of validly issued, fully paid and nonassessable shares of the common stock of TriZetto, par value $.001 per share.

           The Merger is subject to adoption and approval of the Merger Agreement by the stockholders of IMS. IMS, its directors, executive officers and certain other members of management and employees may be soliciting proxies from IMS stockholders in favor of approval and adoption of the merger agreement. Information concerning the participants in the solicitation who are executive officers of IMS is set forth in IMS's annual report on Form 10-K, filed on March 17, 2000 (the "10-K"). Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, this Current Report on Form 8-K sets forth information concerning a participant in the solicitation of proxies not set forth on IMS's 10-K.

           Participant in IMS Proxy Solicitation:

           John R. Walsh, 45 years old, is Vice President -- Investor Relations for IMS Health Incorporated. He was appointed Vice President -- Investor Relations of the Company in July 1998. Previously he was Director -- Finance of Cognizant Corporation from April 1997 to June 1998. Prior to that he served in various capacities in Finance for MCI Communications Corporation from April 1985 to April 1997. Mr. Walsh owns 1,481 shares of IMS Common Stock and options to purchase 55,061 shares of IMS Common Stock that are exercisable within 60 days of April 1, 2000.

           The preceding is qualified in its entirety by reference to the 10-K and the Merger Agreement, which are incorporated herein by reference.

Item 6.    Not Applicable.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

2.1 Agreement and Plan of Reorganization, dated as of March 28, 2000, between The TriZetto Group, Inc. and IMS Health Incorporated (incorporated by reference to Exhibit 2.1 to Registrant's Current Report on Form 8-K filed on March 31, 2000, file number 001-14049)

Item 8-9.  Not Applicable.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMS HEALTH INCORPORATED


                                     By /s/ Craig R. Kussman
                                        ---------------------------------
                                        Name: Craig R. Kussman
                                        Title: Senior Vice President, Corporate
                                               Development


Date: April 5, 2000